SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

NEXELL THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19153	06-1192468

(Commission File Number)	(I.R.S. Employer Identification No.)

9 Parker, Irvine, California	92618-1605

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 470-9011

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

Exhibit No
99.1	Certification of Chief Executive Officer and Chief Financial Officer.

Item 9.    Regulation FD Disclosure.

In accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the “Act”), William A. Albright, Jr., Chief Executive Officer and Chief Financial Officer of Nexell Therapeutics Inc., submitted his certification required by the Act to the Securities and Exchange Commission on August 14, 2002. A copy of such certification is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXELL THERAPEUTICS INC.

Date: August 14, 2002	By:	/s/ WILLIAM A. ALBRIGHT, JR.
William A. Albright, Jr. Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No
99.1	Certification of Chief Executive Officer and Chief Financial Officer	Filed herewith.